Exhibit 10.10

Amendment No. 2 to

OPERATIONS GROUP

SUBCONTRACT AGREEMENT

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This Amendment No. 2 to the Operations Group Subcontract Agreement (hereinafter “Agreement”) between ALCATEL USA Marketing, Inc., (hereinafter “ALCATEL USA”) and Goodman Networks (G-Net) (hereinafter “Seller”) modifies the Agreement to the extent below.

1. Change all references to Customer Services Division Subcontract Agreement and all references to Network Services Division Subcontract Agreement to Operations Group Subcontract Agreement.

2. Replace the existing Section 16. EXTRA WORK with the following:

16.	EXTRA WORK

16.1 Fixed Price Awards. No extra work or changes under this Agreement will be recognized or paid for unless agreed to by Alcatel in writing, utilizing the Alcatel Subcontract Change Order (SCO) attached hereto as Exhibit H, before the work is initiated or the changes made. The nature of the work or change shall be specified in detail, along with the price to be paid or the amount to be deducted should said changes modify the amount to be paid by Alcatel hereunder. Refer to Exhibit C Statement of Work and Exhibit G Statement of Work ***** Services for SCO requirements.

16.2 Time and Expense Awards. No extra work or charges over and above the not to exceed amount stated in the Award Letter will be recognized or paid for unless Seller receives a revision to the Award Letter.

3. At the end of Section 31. ATTACHMENTS add the following line:

Exhibit H	Subcontract Change Order

Operation Group – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4. In Exhibit C add the following after the end of Section L. COMPENSATION:

M.	JOB INFORMATION MEMORANDUM (JIM)

1. Seller shall use a Job Information Memorandum (a “JIM”) to communicate to Alcatel all quality, documentation, product and support issues relative to EF&I support of Alcatel provided products. Seller shall ensure that JIMs include, but are not limited to design errors or inconsistencies, scope of work changes, errors or omissions to job specification and documentation. Seller shall forward all JIMs to Alcatel JIM Administration at fsjim.usa@alcatel,com. There are no costs associated with JIM’s; however, a JIM may be appropriate backup for a Subcontract Change Order.

2. Seller shall identify on each JIM originated by Alcatel and submitted to Seller the root cause and corrective action plan and returned those JlM’s to Alcatel JIM Administration at fsjim.usa@alcatel.com within 15 days after receipt of a JIM.

3. Seller shall process all JIMs consistent with the then-current Alcatel Job Information Memorandum document (which will be provided under separate cover). The Alcatel Job Information Memorandum document is Alcatel Confidential and Proprietary Information and is subject to the protection required by the confidential information provision of the Agreement.

N.	SUBCONTRACT CHANGE ORDER (SCO)

1. A Subcontract Change Order (an SCO) is the method by which an existing award is modified. An SCO is required to change the scope of the work and the corresponding award amount. An example of the SCO is provided in Exhibit H of the Agreement.

2. Seller must complete an SCO and have it approved by Alcatel project personnel and signed by the Alcatel Subcontract Administrator before Seller performs any of the work detailed on the SCO.

3. Seller shall be responsible for preparing the SCO, obtaining the appropriate approvals and forwarding to the Alcatel Subcontract Administrator. This does not preclude Alcatel from initiating an SCO.

4. Some SCO will require a JIM as supporting/backup documentation:

4.1 An SCO for rework activity directed by Alcatel shall be accompanied by the JIM which documented the variance at the time the variance occurred. Without the JIM, the SCO will be rejected.

4.2 SCO’s based on scope of work changes associated with JIM’s must be accompanied by a copy of the JIM.

Operation Group – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5. Replace the existing Exhibit D BILLING INSTRUCTIONS with the Attached Exhibit D BILLING INSTRUCTIONS

6. Replace the existing Exhibit F Job Completion Notice with the attached Exhibit F Job Completion Notice.

7. In Exhibit G add the following after the end of Section R. HAZARDOUS MATERIALS:

S.	JOB INFORMATION MEMORANDUM (JIM)

1. Seller shall use a Job Information Memorandum (a “JIM”) to communicate to Alcatel all quality, documentation, product and support issues relative to ***** support of Alcatel provided products. Seller shall ensure that JIMs include, but are not limited to design errors or inconsistencies, scope of work changes, errors or omissions to job specification and documentation. Seller shall forward all JIMs to Alcatel JIM Administration at fsjim.usa@alcatel.com. There are no costs associated with JIM’s; however, a JIM may be appropriate backup for a Subcontract Change Order.

2. Seller shall identify on each JIM originated by Alcatel and submitted to Seller the root cause and corrective action plan and returned those JlM’s to Alcatel JIM Administration at fsjim.usa@alcatel.com within ***** after receipt of a JIM.

3. Seller shall process all JIMs consistent with the then-current Alcatel Job Information Memorandum document (which will be provided under separate cover). The Alcatel Job Information Memorandum document is Alcatel Confidential and Proprietary Information and is subject to the protection required by the confidential information provision of the Agreement.

T.	SUBCONTRACT CHANGE ORDER (SCO)

1. A Subcontract Change Order (an SCO) is the method by which an existing award is modified. An SCO is required to change the scope of the work and the corresponding award amount. An example of the SCO is provided in Exhibit H of the Agreement.

2. Seller must complete an SCO and have it approved by Alcatel project personnel and signed by the Alcatel Subcontract Administrator before Seller performs any of the work detailed on the SCO.

3. Seller shall be responsible for preparing the SCO, obtaining the appropriate approvals and forwarding to the Alcatel Subcontract Administrator. This does not preclude Alcatel from initiating an SCO.

Operation Group – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4. Some SCO will require a JIM as supporting/backup documentation:

4.1 An SCO for rework activity directed by Alcatel shall be accompanied by the JIM which documented the variance at the time the variance occurred. Without the JIM, the SCO will be rejected.

4.2 SCO’s based on scope of work changes associated with JIM’s must be accompanied by a copy of the JIM.

8. Add Exhibit H Subcontract Change Order after Exhibit G.

9. All other terms and conditions remain unchanged.

Operation Group – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the last date below.

GOODMAN NETWORKS, INC.		ALCATEL USA MARKETING, INC.
(SELLER)

By:	/s/ John Goodman	By:	/s/ Diane Taylor
Name:	John Goodman	Name:	Diane Taylor
Title:	COO	Title:	Sr. Manager Subcontractor Administration
Date:	03/05/2002	Date:	03/08/2002

Operation Group – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT D

SUBCONTRACT ADMINISTRATION

BILLING INSTRUCTIONS

The following information shall be utilized for submitting invoices to Alcatel USA, Inc. Subcontract Administration for services rendered. Failure to comply with these requirements will cause the invoice to be rejected.

FIRM PRICE (FP) ***** Services

1.0 All FP ***** Services invoices require the following:

1.1 Alcatel requires one invoice for each Alcatel project number. The Alcatel project number is the six-digit number (i.e. *****) found on the Award Letter and Job Start Authorization. This number should always be prominently listed on the invoice. Alcatel processes invoices by project numbers; therefore, any invoice without a project number will be rejected and returned to the Seller. Invoices containing two or more projects on one invoice will also be rejected.

1.2 Invoices should be generated within ***** after Job Completion. All invoices must be received by Alcatel within ***** of job completion. Any invoices received after ***** will not be paid.

1.3 The dollar amount must always match the Award Letter dollar amount and appear as a separate line. SCOs, if included, should be on separate lines.

1.4 A Subcontract Change Order (SCO), signed by a Alcatel Subcontract Administration, for any out of scope the work that was done, shall be attached to the invoice (See 4.0 below).

1.5 On the face of the invoice, include the name of the Alcatel customer and site location (city and state) of the site for which the services were performed.

1.6 The item description should indicate the type of services rendered (i.e. FP ***** Services).

1.7 Attach a copy of the applicable Alcatel Award Letter, Job Start Authorization (JSA) and Job Completion Notices to each invoice.

1.8 All travel expenses are included in the bid price and are not reimbursable by Alcatel.

1.9 Alcatel uses the Seller invoice number as the tracking number. The invoice number shall be unique to each invoice. If an invoice is returned (rejected) due to billing issues, re-submit the revised invoice with the same invoice number and a “revision” notation. (i.e. xxxxxxx-A)

Network Services Division – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.10 For awards made by Subcontract Administration, submit all invoices with backup documentation, in duplicate, to Alcatel using only the following address:

Alcatel USA Marketing, Inc.

Attn: Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

FIRM PRICE (FP) Other Services.

2.0 All FP Other Services invoices require the following:

2.1 Alcatel requires one invoice for each Alcatel project number. The Alcatel project number is the six-digit number (i.e. *****) found on the Award Letter. This number should always be prominently listed on the invoice. Alcatel processes invoices by project numbers; therefore, any invoice without a project number will be rejected and returned to the Seller. Invoices containing two or more projects on one invoice will also be rejected.

2.2 Invoices should be generated within ***** after job completion. All invoices must be received by Alcatel within ***** of job completion. Any invoices received after ***** will not be paid.

2.3 The dollar amount must always match the Award Letter dollar amount and appear as a separate line.

2.4 A Subcontract Change Order (SCO), signed by Alcatel Subcontract Administration, for any out of scope the work that was done, shall be attached to the invoice (See 4.0 below).

2.5 On the face of the invoice, include the name of the Alcatel customer and site location (city and state) of the site for which the services were performed.

2.6 The item description should indicate the type of services rendered (i.e. FP Engineering Services, FP Supervision Services).

2.7 Attach a copy of the applicable Alcatel Award Letter to each invoice.

2.8 All travel expenses are included in the bid price and are not reimbursable by Alcatel.

2.9 Alcatel uses the Seller invoice number as the tracking number. The invoice number shall be unique to each invoice. If an invoice is returned (rejected) due to billing issues, re-submit the revised invoice with the same invoice number and a “revision” notation. (i.e. xxxxxxx-A)

Network Services Division – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.10 For awards made by Subcontract Administration, submit all invoices with backup documentation, in duplicate, to Alcatel using only the following address:

Alcatel USA Marketing, Inc.

Attn: Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

Time and Expense (T&E) Services

3.0 Invoices for T&E Services require the following:

3.1 No extra work or charges over and above the not to exceed amount stated in the Award Letter will be recognized or paid for unless Seller receives a revision to the Award Letter signed by Alcatel Subcontract Administration.

3.2 Alcatel requires one invoice for each Alcatel project number. The Alcatel project number is the six-digit number (i.e. *****) found on the Award Letter and Job Start Authorization. This number should always be prominently listed on the invoice. Alcatel processes invoices by project numbers; therefore, any invoice without a project number will be rejected and returned to the Seller. Invoices containing two or more projects on one invoice will also be rejected.

3.3 Invoices should be submitted within ***** of the end of each workweek. All invoices must be received by Alcatel within ***** of the end of the workweek being invoiced. Any invoices received after ***** will not be paid.

3.4 On the face of the invoice, include the name of the Alcatel customer and site location (city and state) of the site for which the services were performed.

3.5 The item description should indicate the type of services rendered (i.e. T&E ***** Services) and the employee’s name.

3.6 All hours must be itemized (i.e. straight time, overtime time, Sun./Holiday), with respective hourly rates, in the body of the invoice along with the time period being invoiced.

3.7 Invoices must indicate week-ending dates.

3.8 The invoice must have timesheets signed by the authorized Alcatel supervisor assigned to the project. If multiple projects appear on the timesheet, please circle the hours that are being billed on the invoice.

3.9 A copy of the applicable Alcatel Award Letter and Job Start Authorization (JSA) must be attached to each invoice.

Network Services Division – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.10 If the Award Letter authorizes reimbursement for travel expenses, they shall be billed in accordance with the Alcatel Travel Policy. If airfare is authorized, the airline passenger coupon shall accompany invoices with airline expenses. When Southwest Airlines is used, a passenger receipt must be requested at the airline ticket counter or at the boarding gate. if a car rental is authorized, the rental car receipt shall accompany invoices for the car rental.

3.11 If per diem is not included in the hourly rate, Alcatel will reimburse for per diem up to the contract rate.

3.12 Allowed expenses are to be billed at ***** the contract rate *****.

3.13 Submit legible copies of receipts for each day, grouping by category (hotel, transportation & rentals, gas receipts, and meals). Sheets must be 8%” X 11”; provide totals and allowed markup.

3.14 All reimbursable expenses need to be submitted to the respective Alcatel representative for approvals before submitting an invoice for payment.

3.15 Alcatel uses the Seller invoice number as the tracking number. The invoice number shall be unique to each invoice. If an invoice is returned (rejected) due to billing issues, re-submit the revised invoice with the same invoice number and a “revision” notation. (i.e. xxxxxxxxx-A)

3.16 For awards made by Subcontract Administration, submit all invoices with backup documentation, in duplicate, to Alcatel using only the following address:

Alcatel USA Marketing, Inc.

Attn: Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

SUBCONTRACT CHANGE ORDER.

4.0 A Subcontract Change Order (SCO) is used to designate any extra work required after the job has been awarded.

4.1 An SCO must be approved prior to starting the task outlined in the SCO.

4.2 The approved Subcontract Change Order (SCO), signed by Alcatel Subcontract Administration, must be attached to the invoice, otherwise, the invoice will be rejected and returned to Seller.

4.3 Multiple SCOs from the same Alcatel project can be combined on a single invoice.

Network Services Division – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

JOB INFORMATION MEMORANDUM (JIM)

5.0 A Job Information Memorandum (JIM) is a method of communication between Seller and Alcatel. A JIM is generated to communicate quality issues, exceptions, job related documentation and similar items. There are no costs associated with JIM’s; however, a JIM may be appropriate backup for a Subcontract Change Order.

Network Services Division – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT F

Job Completion Notice

JOB COMPLETION NOTICE

Alcatel Project #: Job Site (city, state):

Subcontractor: Equipment Type:

Job Completion Date (mm/dd/yyyy): Completed On-Time? Yes No

Description of Work Completed:

All materials, equipment and work required to be performed have been installed to the satisfaction of Alcatel or Alcatel’s customer, or Completion of the entire installation has been accomplished to the satisfaction of Alcatel or Alcatel’s customer with the ***** items listed below:

Using the following rating scale, evaluate the subcontractor’s performance:

Outstanding Above Average Average Needs Improvement Unsatisfactory 5 4 3 2 1

1. What was the quality of service?

5 4 3 2 1

2. How timely was the responsiveness to the project schedule and any changes?

5 4 3 2 1

3. How do you rate the professionalism of the Subcontractor’s personnel?

5 4 3 2 1

4. How timely and complete were communications regarding project status and issues?

5 4 3 2 1

5. How do you rate the Subcontractor’s overall performance on this project?

5 4 3 2 1

6. Comments:

ALL WORK HAS BEEN PERFORMED IN ACCORDANCE WITH THE SPECIFICATIONS AND THE TERMS AND CONDITIONS OF THE SUBCONTRACT AGREEMENT.

N/A Yes

Site Survey

Engineering

Material Delivered

Installation Completion

Test & Turn Up

As Built Drawings Complete

Alcatel Authorized Signature Date

Name (print)

[Contractor’s name ] Supervisor Date

This form must be completed, signed and immediately faxed to Alcatel at (972) 519-7949.

Network Services Division – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT H

Subcontract Change Order

This Change Order # to Project # modifies the Award Letter to the extent below:

General Information

Subcontractor Name

Contact Name

Phone #

Fax #

Customer Name

Location

Alcatel Project Manager

PM Phone #

Detail Information

Task #

Task Description Describe required task to include cost ot any materials required

*****

Schedule +/- days

TOTAL

Subcontractor Signature

Date:

*****

*****

*****

Alcatel Signature:

Date:

Printed Name:

Title:

Network Services Division – Subcontract Agreement

Amendment 2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.